DEBT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
DEBT
DEBT

	2017	2016
Beginning balance at January 1	$35,000	$35,000
Borrowings/additions	—	35,000
Repayments	—	(35,000)
Ending balance at December 31	$35,000	$35,000

The Company’s debt facilities contain covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional debt, merge, consolidate, transfer, lease or otherwise dispose of all or substantially all of its assets to any other entity.

a)	Credit facility
On April 8, 2016, the Company signed a credit agreement with an international bank for a credit facility (the “Facility”) for an aggregate amount of $35 million. The Facility bears interest at LIBOR plus 2.25% on the portion drawn. The LIBOR rate was reset on October 10, 2017. The Facility has a two-year term, maturing April 9, 2018.
On April 8, 2016, proceeds from the Facility were used to repay the $35 million Loan which was acquired as part of the acquisition of Rio Alto on April 1, 2015. The Company is currently in compliance with all covenants associated with the Facility.

b)	Revolving credit facility
On July 18, 2017, the Company entered into an Amended and Restated Credit Agreement (“Revolving Facility”) with a syndicate of lenders to increase its revolving credit facility from $150 million to $300 million with a US$50 million accordion feature and to extend the term to July 19, 2021. The Company paid an initial commitment fee to amend the Revolving Facility of $1.7 million. The Agreement includes terms that limit borrowing to a maximum of $75 million during the suspension of the mining license at Escobal as a result of the CALAS claim.
Based on certain financial ratios, the Revolving Facility bears interest on the portion drawn, on a sliding scale of LIBOR plus between 2.15% to 3.13% or a base rate plus 1.13% to 2.13% which is based on the Company’s consolidated net leverage ratio.
The credit facility is secured by the assets of the Company and its subsidiaries: Escobal Resources Holding Limited, Minera San Rafael, S.A., Tahoe Resources ULC, Lake Shore Gold Corp., Mexican Silver Mines Limited, La Arena S.A., Shahuindo SAC and Shahuindo Exploraciones.  Additionally, the credit facility contains covenants that, among other things, limit the ability of the Company and its subsidiaries to incur additional debt, merge, consolidate, transfer, lease or otherwise dispose of all or substantially all of its assets to any other person. Proceeds may be used for liquidity and general corporate purposes.
Standby fees for the undrawn portion of the facility are also on a similar sliding scale basis of between 0.56% and 0.81% and were $963 thousand for the year ended December 31, 2017 (year ended December 31, 2016: $886). The Revolving Facility matures on July 19, 2021.
As at December 31, 2017, the Company had not drawn on the Revolving Facility. The Company is currently in compliance with all covenants associated with the Revolving Facility. See note 29 Subsequent Events .